UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under Rule 14a-12

US XPRESS ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following communications relate to the proposed acquisition of U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”) by Knight-Swift Transportation Holdings Inc., a Delaware corporation (“Knight-Swift”), pursuant to the Agreement and Plan of Merger, dated as of March 20, 2023, by and among the Company, Knight-Swift and Liberty Merger Sub, Inc., a wholly owned subsidiary of Knight-Swift.

Transcript of Audio Message to Total Transportation of Mississippi LLC Employees

Good morning everyone. This is Craig Savell and I wanted to share some exciting good news. We announced an agreement this morning in which U.S. Xpress and Total Transportation will be acquired by Knight-Swift Transportation. Following the close of this transaction, Total will continue operating as a separate brand as we have for many years. Joining this Knight-Swift team, we will be retaining our separate operations and it’s an exciting opportunity for our people, for our customers, and all the communities that we call home. This increased scale, operating expertise, and the resources of the combined company will allow Total to drive growth and continue servicing customers across these United States. Knight-Swift is one of North America’s largest and most diversified transportation companies, providing multiple truckload transportation, LTL logistics, and other business services. They have a long history of retaining separate brands with some names like Swift Transportation, Barr-Nunn, Abilene, and AAA Cooper. We’ll be joining that group of brands as a separate operating company. We expect business as usual at Total Transportation. We will continue to support our drivers, and our customers, and to continually strive to improve. We will maintain our own separate operations. We will have to minimize disruptions for our driving associates, shop, and office employees. We’re really counting on all of you to remain focused in your day-to-day responsibilities and continuing servicing our customers. There is phone calls going out as we speak to personally communicate with every single driver in the Total organization to make sure that they know we are stable, secure, and we’re still operating business as usual. Total will also continue to be led by its current senior management: myself, our management team, our terminal operations; all people will remain in place and run Total Transportation as we have. There will be no layoffs at Total Transportation. Compensation for drivers, benefits packages, all remain intact and remain unchanged. We will again continue business as usual. This announcement will have no impact on the work we provide for our customers and our partners. Following the close of this transaction, Total will again continue to operate as a separate brand and will remain focused on our mission to make goods deliver better every single day. I just want to close out by saying thank you very much for what you do for Total to make us a great company and I’m really excited and looking forward to our continued success. Thank you and be safe out there.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between U.S. Xpress Enterprises, Inc. and Knight-Swift Transportation Holdings Inc. In connection with the proposed transaction, U.S. Xpress Enterprises, Inc. intends to file a proxy statement with the SEC. U.S. Xpress Enterprises, Inc. may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of U.S. Xpress Enterprises, Inc. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF U.S. XPRESS ENTERPRISES, INC. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about U.S. Xpress Enterprises, Inc. and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by U.S. Xpress Enterprises, Inc. will be available free of charge on U.S. Xpress Enterprises, Inc.’s website at www.usxpress.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to U.S. Xpress Enterprises, Inc. at (833) 879-7737 or 4080 Jenkins Road, Chattanooga, TN 37421, Attention: Investor Relations.

Participants in the Solicitation

U.S. Xpress Enterprises, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Xpress Enterprises, Inc.’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Xpress Enterprises, Inc. stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in U.S. Xpress Enterprises, Inc.’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

Forward Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including future financial and operating results, Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Statements in this announcement that are forward looking may include, but are not limited to, statements regarding the benefits of the proposed transaction with U.S. Xpress Enterprises, Inc. and the associated integration plans, expected synergies and revenue opportunities, expected branding, anticipated future operating performance and results of Knight-Swift Transportation Holdings Inc., including statements regarding anticipated earnings, margins, and cash flows, anticipated future liquidity, anticipated availability of future resources, financial or otherwise, anticipated growth opportunities, anticipated fleet size, the availability of the transaction consideration, the expected management and governance of U.S. Xpress Enterprises, Inc. following the transaction and the expected timing of the closing of the proposed transaction and other transactions contemplated by the proposed transaction. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s ability to complete the potential transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and U.S. Xpress Enterprises, Inc. stockholders’ approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Xpress Enterprises, Inc.’s business will not be integrated successfully, or that such integration may be more difficult, time-consuming or costly than expected; Knight-Swift Transportation Holdings Inc.’s financial ability to consummate the proposed transaction, and the continued availability of capital and financing for Knight-Swift Transportation Holdings Inc. following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance, supply chain conditions, gross domestic product changes and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, drivers or suppliers, including as it relates to U.S. Xpress Enterprises, Inc.’s ability to successfully renew existing customer contracts on favorable terms or at all and obtain new customers; the ability of U.S. Xpress Enterprises, Inc. to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which U.S. Xpress Enterprises, Inc. operates; the impact of new or changes in current laws, regulations or other industry standards; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the potential transaction on the market price of U.S. Xpress Enterprises, Inc.’s common stock; the risk of potential stockholder litigation associated with the potential transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of U.S. Xpress Enterprises, Inc. or the combined company; general economic conditions; and other risks and uncertainties affecting Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including those described from time to time under the caption “Risk Factors” and elsewhere in Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s SEC filings and reports, including Knight-Swift Transportation Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, U.S. Xpress Enterprises, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc. caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. on their respective websites or otherwise. Neither Knight-Swift Transportation Holdings Inc. nor U.S. Xpress Enterprises, Inc. undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.